SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) March 27, 1997
                                -----------------


                          SVB Financial Services, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)


      333-12305                                          22-3438058
(Commission File Number)                    (I.R.S. Employer Identification No.)


   103 West End Avenue, Somerville, NJ                            08876
-------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                      (Zip Code)


                                 (908) 704-1188
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Change in Registrant's Certifying Accountant

         The information required in this item is incorporated by reference from the Registrant's Form 10-K for December 31, 1996 under Item 9. Form 10-K was filed with the Commission on March 31, 1997.

Item 7.     Financial Statements and Exhibits

        Exhibit
        Number                Description
        ------                -----------

          16 Letter re change in certifying accountants-incorporated by reference to Form 10-K for December 31, 1996.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   SVB FINANCIAL SERVICES, INC.
                                                   ----------------------------
                                                           (Registrant)


April 3, 1997                                  By: /s/Keith B. McCarthy
                                                   -----------------
                                                   Keith B. McCarthy
                                                   Principal Accounting Officer